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                                                                  EXHIBIT 10.16



                         NET2PHONE - BUNDLING AGREEMENT

THIS NET2PHONE BUNDLING AGREEMENT ("Agreement") is made on this 23rd day of April, 1998, by and between IDT Corporation ("IDT"), a Delaware corporation, having its principal offices at 294 State Street, Hackensack, NJ 07601 and E-Net Incorporated, ("AGENT"), a Delaware corporation, having its principal offices at 12800 Middlebrook Road, Suite 200, Germantown, MD 20874.

WITNESSETH

WHEREAS, IDT desires to provide AGENT with a SOURCECODED version of Net2Phone Software (hereinafter "SOFTWARE") which is owned by IDT for AGENT to bundle with AGENT's product; and

WHEREAS, AGENT desires to bundle IDT's SOFTWARE with AGENT's product and boxed product (hereinafter "BUNDLED PRODUCT") according to the terms set forth herein; and

WHEREAS, the parties have agreed to cooperate with each other under the terms and conditions contained herein for the parties' mutual benefit.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the parties hereto do hereby agree as follows:

I.       DEFINITIONS:

1. "SOFTWARE" shall mean IDT's Net2Phone (PC to telephone) Internet Telephony Software.

2. "BUNDLED PRODUCT" shall mean the packaging together of the SOFTWARE and AGENT's product.

3. "SOURCECODED" shall mean the embedded alphanumeric code contained in the SOFTWARE as assigned by IDT in order to track usage. For the purposes of this Agreement the source code shall be ENET.

II.      IDT's OBLIGATIONS:

1. IDT will provide AGENT with a SOURCECODED version of the SOFTWARE from which AGENT may duplicate onto CD ROM or floppy disk.

2. ALL SERVICES PROVIDED HEREUNDER BY IDT ARE PROVIDED "AS IS". IDT DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED OF WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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3. IDT agrees to provide users of the SOFTWARE contained within the BUNDLED
PRODUCT with any and all additional technical support which may be required for the SOFTWARE.

4. IDT agrees to indemnify and hold AGENT harmless for any and all claims or damages from end-users utilizing the SOFTWARE arising out of IDT's gross negligence or willful misconduct.

III.     AGENT'S OBLIGATIONS:

1. AGENT agrees to bundle the SOFTWARE with the BUNDLED PRODUCT and agrees to be responsible for all associated packaging and/or placement costs.

2. AGENT agrees to use its best efforts to distribute and advertise the location of the BUNDLED PRODUCT.

3. AGENT acknowledges that IDT is the sole owner of the SOFTWARE and that AGENT acquires no interest in them except as provided herein. AGENT will not disassemble, decompile, or reverse engineer the object code or any program in the SOFTWARE or prepare any derivative work, or grant any interest in the SOFTWARE.

4. AGENT agrees that it may not place the IDT or Net2Phone name in any format on the face or wrapper of any packaging which contains the BUNDLED PRODUCT (containing IDT's Net2Phone Software) which will be distributed in the United States retail market as set forth in the AGREEMENT. Any failure to comply with this provision shall constitute material breach of the AGREEMENT and AGENT shall indemnify and hold IDT harmless for any and all damages and claims which may occur due to AGENT's failure to comply with such requirement.

5. AGENT further agrees to submit to IDT for prior written approval all packaging and/or artwork which shall be placed on the face or wrapper of the BUNDLED PRODUCT.

6. AGENT acknowledges that all of IDT's trademarks and tradenames will remain the exclusive property of IDT.

7. AGENT agrees not to misrepresent any of IDT's services in any way and AGENT agrees to indemnify and hold IDT harmless for any of its fraudulent or negligent acts regarding IDT's services.

8. AGENT agrees to submit to IDT for prior written approval of any and all advertising materials or otherwise that AGENT wishes to disseminate using the IDT or Net2Phone name or logos.

IV.      PAYMENT AND COMMISSIONS:

1. IDT agrees to pay AGENT six and one half (6.5%) percent of all revenues collected by IDT that is generated by users of the SOURCECODED version of the SOFTWARE who receive the BUNDLED PRODUCT and utilize the SOFTWARE contained within the BUNDLED


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PRODUCT. All monies paid to AGENT shall be based solely upon payments which IDT collects from such end-users. AGENT shall be entitled to compensation upon IDT's receipt of such payment.

2. All payments shall be made to AGENT on a monthly basis on or about the first week of every month, based upon revenues generated on the previous calendar month. IDT will, at AGENT's written request, provide auditing summaries capturing the purchase history generated from each of AGENT's end-users utilizing the SOURCECODED version of the SOFTWARE contained within the BUNDLED PRODUCT.

V.       INTELLECTUAL PROPERTY RIGHTS:

All right, title, and interest in the Software shall remain vested in IDT and its licensors, as applicable. IDT grants to AGENT a worldwide, non exclusive, royalty-free license under any intellectual property right, including any patent, patent application, trademark, copyright, trade secret, or mask work right, assertable by IDT or its licensors with respect to the SOFTWARE to reproduce, use, distribute, and sub-license end-users to use copies of the SOFTWARE under this Agreement.

VI.      CONFIDENTIALITY:

During the term of this Agreement and at all times thereafter, each party will hold strictly confidential within such party's organization, and shall only disclose to those employees or agents of such party as have a need to know in connection with the implementation of this agreement and who are subject to appropriate confidentiality obligations, (i) all confidential documents and information concerning the business, goods, or services of the other party furnished to such party in connection with this memorandum of understanding and the negotiation of the transactions contemplated hereby, and (ii) the terms of this memorandum of understanding; provided that the foregoing confidentiality obligation shall not apply to the extent that (i) the information being disclosed is publicly known at the time of proposed disclosure by such party or subsequently becomes publicly known through no act or omission of such party,
(ii) the information otherwise is or becomes legally known to such party other than through disclosure by the other party or in relation with this agreement, or (iii) disclosure is required by law or legal process.

VII.     TERM AND TERMINATION:

1. Either party may terminate this agreement upon thirty (30) days prior written notice to the other party in the event that the other party neglects or fails to perform and observe any of the material covenants, conditions or agreements contained in this Agreement and such default is not cured within such thirty
(30) day period. However, the obligation to pay the Commissions, as set forth in section IV herein, shall only continue, for six (6) months after the termination of this Agreement, if the termination was not due to breach of this Agreement on the part of AGENT.

2. This Agreement may also be terminated by either party upon providing written proof to the other party hereto of a determination by any governmental entity having jurisdiction over the services provided hereunder that the relationship of the parties or the services provided


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hereunder are contrary to then existing laws or the other party becomes or is declared insolvent or bankrupt.

3. This Agreement shall commence at the effective date set forth above and continue for one (1) year. Thereafter, this Agreement shall continue on a year to year basis unless terminated by either party upon thirty (30) days written notice prior to the expiration of any term.

VIII.    ASSIGNMENT:

This Agreement may not be assigned or transferred by either party without the prior written consent by the other party hereto, which will not be unreasonably withheld, except that either party may assign this Agreement without consent to any affiliate or wholly owned subsidiary.

IX.      FORCE MAJURE:

Neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control. Such affected Party shall use its best efforts to resume performance in a timely manner, as soon as may be practicable.

X.       NOTICE:

All notices shall be deemed effective upon receipt when properly addressed as follows:


IDT CORPORATION                            E-NET INCORORATED
294 State Street                           ___________________________
Hackensack, NJ 07601                       ___________________________
Attn: Josh Weisman
with copy to:
IDT Legal Department

All notices may be sent by registered or certified mail, by overnight courier service, facsimile transfer with confirmation or by other means agreed upon by both parties.

XI.      SEVERABILITY:

Any article or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereto, which provisions shall be severed from any illegal, invalid, or unenforceable Articles or any other provision of this Agreement and otherwise remain in full force and effect.



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XII.     NO WAIVER:

No waiver by either party to any provisions of this Agreement shall be binding unless made expressly and confirmed in writing. Any such waiver shall relate only to such matter, non-compliance or breach as it relates to and shall not apply to any subsequent or other matter, non-compliance or breach.

XIII.    HEADINGS:

All headings hereunder are for convenience only and shall not be construed as part of the agreement.

XIV.     NO AGENCY:

The relationship between and among the parties hereto shall not be that of partners. Nothing herein contained shall be deemed to constitute a partnership between and amongst them, merge their assets, or their fiscal or other liabilities or undertakings. The common enterprise between and among the parties shall be limited to the express provisions of this Agreement. Nothing herein contained shall allow a party to act as a mandatory or agent of any other party or all of them, except to the extent expressly permitted hereunder.

XV.      AUTHORITY:

This Agreement, and the purchase or provision of Service by either party hereunder, is expressly contingent upon the obtaining and maintenance of each party hereto of such approvals, consents, governmental and regulatory authorizations, licenses and permits as may be required or deemed necessary by the Parties, who Shall endeavor to obtain and continue same.

XVI.     CHOICE OF LAW:

This agreement shall be construed under the laws of the State of New Jersey. Both parties consent that venue and jurisdiction are proper in the State of New Jersey, County of Bergen.

IN WITNESS THEREOF, the undersigned parties have executed this Agreement on the date set forth above and both parties agree that they have appropriate authority to execute this Agreement.

IDT CORP.                                        E-NET INCORPORATED

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Signature                                        Signature

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Name                                             Name

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Title                                            Title

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Date                                             Date


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